EXHIBIT 10.2
                                  ------------

                           The Credit Support Annex.

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                                     ANNEX A


                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of November 29, 2007 between
   Deutsche Bank AG, New York Branch (hereinafter referred to as "Party A" or
                                   "Pledgor")
                                       and
    Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust in respect of IndyMac INDA Mortgage Loan Trust
                                    2007-AR8
           (hereinafter referred to as "Party B" or "Secured Party").


  For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated November
        29, 2007, between Party A and Party B, Reference Number N727633N.


Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                  (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on each Valuation Date",

                  (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted in its entirety and replaced with the following:

                        "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                        (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

REFERENCE NUMBER: N727633N


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                        (2)   the amount by which (a) the Fitch  Credit  Support
                              Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

                  (III) if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor's Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                  (I) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted in its entirety and replaced with the following:

                        "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                        (1) the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date, and

                        (2) the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date, and

                  (II) in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount or the Fitch Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            On  any  date,  the  following   items  will  qualify  as  "Eligible
            Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                      S&P Approved    S&P Required
                         Ratings         Ratings           Fitch
                        Valuation       Valuation        Valuation
     Collateral        Percentage      Percentage       Percentage
     ----------        ----------      ----------       ----------
(A) Cash                  100%             80%             100%

(B) Fixed-rate
    negotiable debt       98.0%           78.4%            99.5%
    obligations

REFERENCE NUMBER: N727633N


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    issued by the
    U.S. Treasury
    Department
    having a
    remaining
    maturity on
    such date of
    not more than
    one year

(C) Fixed-rate
    negotiable debt
    obligations
    issued by the
    U.S. Treasury
    Department
    having a
    remaining             92.6%           74.1%            93.9%
    maturity on
    such date of
    more than one
    year but not
    more than ten
    years

(D) Fixed-rate
    negotiable debt
    obligations
    issued by the
    U.S. Treasury
    Department
    having a
    remaining             84.6%           67.7%            92.7%
    maturity on
    such date of
    more than ten
    years but not
    more than 15
    years

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

      (A)   "Independent Amount" means zero with respect to Party A and Party B.


REFERENCE NUMBER: N727633N

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      (B)   "S&P  Threshold"  means,  with respect to Party A and any  Valuation
            Date, if an S&P Approved Ratings Downgrade Event has occurred and is continuing and such S&P Approved Ratings Downgrade Event has been continuing (i) for at least 10 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

            "Fitch Threshold" means, with respect to Party A and any Valuation Date, if a Fitch First Trigger Downgrade Event has occurred and is continuing and such Fitch First Trigger Downgrade Event has been continuing (i) for at least 30 calendar days or (ii) since this Annex was executed, zero; otherwise, infinity.

            "Threshold" means, with respect to Party B and any Valuation Date, infinity.

      (C) "Minimum Transfer Amount" means USD 25,000 with respect to Party A and Party B.

      (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means the first Local Business Day in each week on which any of the S&P Threshold or the Fitch Threshold is zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which no Relevant Entity has credit ratings from Fitch at least equal to a Fitch Intermediate Trigger Downgrade Event has occurred and is continuing, the Valuation Agent shall (A) calculate the Fitch Value of Posted Credit Support and the Secured Party's Exposure on each Valuation Date based on internal marks and (B) verify such calculations with external marks weekly by obtaining on the last Local Business Day of each calendar week one external mark for each Transaction to which this Annex relates and for all Posted Credit Support. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar week shall be considered a Valuation Date) the Secured Party's Exposure and the

REFERENCE NUMBER: N727633N

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            Fitch  Value  of  Posted  Collateral  based  on the  greater  of the
            Valuation Agent's internal marks and the external mark received.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value and Fitch Value on any date, of Eligible Collateral will be calculated as follows:

            For Eligible Collateral other than Cash listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

            For Cash, the amount thereof multiplied, in the case of the S&P Value, by the applicable S&P Valuation Percentage.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

            Party B may appoint as Custodian (A) the entity then serving as Supplemental Interest Trustee or (B) any entity other than the entity then serving as Supplemental Interest Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) (i) shall then have credit ratings from S&P and Fitch at least equal to the Custodian Required Rating Threshold, and
            (ii) is a depository institution that (a) is subject to supervision or examination by a federal or state authority, (b) has a combined capital and surplus of at least $15 million and (c) is qualified to do business in New York. If any entity referred to in clause (B) above is the Custodian for Party

REFERENCE NUMBER: N727633N

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            B and such entity fails after its  appointment  as Custodian to meet the Custodian Required Rating Threshold, Party B shall replace such Custodian with an entity meeting the applicable requirements above within 60 days following such failure to meet the Custodian Required Rating Threshold.

            Initially, the Custodian for Party B is: Supplemental Interest Trustee.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B or its Custodian; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least AAAm or AAAm-G by S&P (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B. The last sentence of Paragraph 6(d)(ii) is hereby amended by adding the words "actually received by Party B but" after the words "Interest Amount or portion thereof".

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

      (iv) Distributions. Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

            "Distributions. Subject to Paragraph 4(a), if Party B receives Distributions on a Local Business Day, it will Transfer to Party A not later than the following Local Business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose)."

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

REFERENCE NUMBER: N727633N

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(k)   Demands and Notices.  All demands,  specifications  and notices under this
      Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian: at the address specified pursuant to the Notices Section of this Agreement.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details for holding collateral

              A/C With:            DB Trust Co. Americas, New York
              Swift Code:          BKTRUUS33 / ABA 021001033
              Favour of:           Deutsche Bank AG, New York
              Account Number:      01 473 969
              Reference:           (please provide)

      Party B's Custodian account details for holding collateral:

                                   Deutsche Bank Trust Co-Americas
              ABA Number:          021-001-033
              Account Number:      01419663
              Account Name:        NYLTD Funds Control - Stars West
              Ref:                 IndyMac INDA Mortgage Loan Trust 2007-AR8
                                   (Swap Account)

(m)   Other Provisions.

      (i) Collateral Account. Party B shall open and maintain a segregated account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value and a Fitch Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value and Fitch Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value or Fitch Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value and Fitch Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value or Fitch Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value or Fitch Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value or Fitch Value". Each of

REFERENCE NUMBER: N727633N

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            Paragraph  8(b)(iv)(B)  and  Paragraph  11(a) is hereby  amended  by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value and Fitch Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in maintenance and any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Additional Definitions. As used in this Annex:

            "Custodian Required Rating Threshold" means, with respect to an entity, (i) a short-term unsecured and unsubordinated debt rating from S&P of "A-1," or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+", and (ii) a long-term unsecured and unsubordinated debt rating from Fitch of "BBB" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

            "Exposure"  has the meaning  specified in Paragraph  12, except that
            (1) after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement" shall be added.

            "Fitch First Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch First Trigger Ratings Threshold.

            "Fitch Credit Support Amount" means, for any Valuation Date:

            (A) if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (i) the related Fitch Volatility Cushion for such Transaction,
                  (ii) the Scale Factor (as defined in the related Confirmation), if any, for such Transaction or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, and
                  (iv) 105%, or

            (B) if the Fitch Threshold for such Valuation Date is infinity, zero.

            "Fitch Intermediate Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB+" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

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            "Fitch Intermediate  Trigger Downgrade Event" means that no Relevant
            Entity has credit ratings from Fitch at least equal to the Fitch Intermediate Ratings Threshold.

            "Fitch Valuation Percentage" means, for any Valuation Date and each item of Eligible Collateral, the corresponding percentage for such Eligible Collateral in the column headed "Fitch Valuation Percentage".

            "Fitch Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "Fitch Volatility Cushion" means, for any Transaction, 0.19%.

            "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of
            Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and in the location of Party A, Party B and any Custodian).

            "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the aggregate amount of any payments due to be made by Party B under
            Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing the date of determination) and (ii) zero.

            "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

            "Pricing  Sources"  means  the  sources  of  financial   information
            commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

            "Remaining  Weighted  Average  Maturity"  means,  with  respect to a
            Transaction,   the  expected  weighted  average  maturity  for  such
            Transaction as determined by the Valuation Agent.

            "S&P Approved Ratings Downgrade Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Credit Support Amount" means, for any Valuation Date:

            (A) if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party's Exposure;

            (B) if the S&P Threshold for such Valuation Date is zero and it is the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party's Exposure; or

REFERENCE NUMBER: N727633N

            (C) if the S&P Threshold for such Valuation Date is infinity, zero.

            "S&P Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

            (A) if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed "S&P Approved Ratings Valuation Percentage" or

            (B) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed "S&P Required Ratings Valuation Percentage".

            "S&P Value" means, on any date and with respect to any Eligible Collateral, (A) in the case of Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii) and (B) in the case of Cash, the amount thereof multiplied by the applicable S&P Valuation Percentage.

            "Transaction   Exposure"  means,   for  any  Transaction,   Exposure
            determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

            "Transaction-Specific Hedge" means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction,
            (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value or Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P Value and the related Fitch Value.

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REFERENCE NUMBER: N727633N

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

DEUTSCHE BANK AG, NEW YORK BRANCH                            DEUTSCHE  BANK   NATIONAL   TRUST   COMPANY,   NOT  IN  ITS
                                                             INDIVIDUAL   OR   CORPORATE    CAPACITY   BUT   SOLELY   AS
                                                             SUPPLEMENTAL    INTEREST   TRUSTEE   ON   BEHALF   OF   THE
                                                             SUPPLEMENTAL  INTEREST  TRUST IN RESPECT  OF  INDYMAC  INDA
                                                             MORTGAGE LOAN TRUST 2007-AR8

By: /s/ Audrey Kong                                          By: /s/ Jennifer Hermansader
   -----------------------------------------                    -----------------------------------------
   Name    Audrey Kong                                          Name:   Jennifer Harmansader
   Title:  Associate                                            Title:  Associate
   Date:   November 29, 2007                                    Date:   November 29, 2007


By: /s/ Costantino Palermo                                   By: /s/ Marion Hogan
   -----------------------------------------                    -----------------------------------------
   Name    Costantino Palermo                                   Name:   Marion Hogan
   Title:  Associate                                            Title:  Associate
   Date:   November 29, 2007                                    Date:   November 29, 2007




REFERENCE NUMBER: N727633N